Obligations Related to Finance Leases	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Lessee, Finance Leases [Text Block]
10. Obligations Related to Finance Leases

	December 31, 2022 $	December 31, 2021 $

Obligations related to finance leases	536,480	295,828
Less: unamortized discount and debt issuance costs	(3,720)	(1,347)
Total obligations related to finance leases	532,760	294,481
Less current portion	(60,161)	(27,032)
Long-term obligations related to finance leases	472,599	267,449

As at December 31, 2022, Teekay Tankers had sale-leaseback financing transactions with financial institutions relating to 27 of Teekay Tankers' vessels, including eight vessels for which the sale-leaseback financing transactions were completed in March 2022, for a total price of $177.3 million, and five vessels for which sale-leaseback transactions were completed in April 2022 for a total price of $114.0 million. In January 2023, the Company declared purchase options to acquire one Suezmax tanker, eight Aframax / LR2 tankers for a total cost of $164.3 million, as part of the repurchase options under the sale-leaseback arrangements. Teekay Tankers completed the purchase and delivery of these vessels in March 2023 (see Note 24). In addition, in March 2023, Teekay Tankers gave notice to exercise its vessel purchase options to acquire five Suezmax tankers and one Aframax / LR2 tanker for a total cost of $142.8 million, as part of the repurchase options under the sale-leaseback arrangements. The Company expects to complete the purchase and delivery of these vessels in May 2023 (see Note 24).

Under the sale-leaseback arrangements, Teekay Tankers transferred the vessels to subsidiaries of the financial institutions (or collectively, the Lessors) and leased the vessels back from the Lessors on bareboat charters ranging from six to 12-year terms ending between 2028 and 2031. Teekay Tankers is obligated to purchase nine of the vessels upon maturity of their respective bareboat charters. Teekay Tankers also has the option to purchase each of the 27 vessels, 15 of which can be purchased between now and the end of their respective lease terms, and four of which can be purchased beginning in September 2023 until the end of their respective lease terms, and the remaining eight of which can be purchased beginning in March 2024 until the end of their respective lease terms.

As at December 31, 2022, Teekay Tankers consolidated six of the 27 Lessors for financial reporting purposes as VIEs. Teekay Tankers understands that these vessels and lease operations are the only assets and operations of the Lessors. Teekay Tankers operates the vessels during the lease terms, and as a result, is considered to be the Lessors' primary beneficiary. The liabilities of the six Lessors are loans and are non-recourse to Teekay Tankers. The amounts funded to the six Lessors in order to purchase the vessels materially match the funding to be paid by Teekay Tankers' subsidiaries under these lease-back transactions. As a result, the amounts due by Teekay Tankers' subsidiaries to the six Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.

The 21 sale-leaseback transactions completed in 2021 and 2022 have been accounted for as failed sales and Teekay Tankers has not derecognized the assets and continues to depreciate the assets as if it was the legal owner. Proceeds received from the sales have been set up as an obligation related to finance lease and bareboat charter hire payments made by Teekay Tankers to the Lessor are allocated between interest expense and principal repayments on the obligation related to finance lease.

The bareboat charters related to all 27 of these vessels require that Teekay Tankers maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5.0% of Teekay Tankers' consolidated debt and obligations related to finance leases.

Eighteen of the bareboat charters require Teekay Tankers to maintain, for each vessel, a minimum hull coverage ratio of 100% of the total outstanding principal balance. As at December 31, 2022, these ratios ranged from 173% to 292% (2021 - ranged from 106% to 134%). The remaining nine of the bareboat charters require Teekay Tankers to maintain, for each vessel, a minimum hull coverage ratio of 105% of the total outstanding principal balance. As at December 31, 2022, these ratios ranged from 202% to 280% (2021 - ranged from 132% to 140%). For 15 of the bareboat charters, should any of these ratios drop below the required amount, the Lessor may request that Teekay Tankers prepay additional charter hire. For the remaining 12 bareboat charters, should any of these ratios drop below the required amount, the Lessor may request that Teekay Tankers either prepay additional charter hire in the amount of the shortfall or, in certain circumstances, make a payment to reduce the outstanding principal balance or provide additional collateral satisfactory to the relevant Lessor in the amount of the shortfall, in each case to restore compliance with the relevant ratio.

The requirements of the bareboat charters are assessed annually with reference to vessel valuations compiled by one or more agreed upon third parties. As at December 31, 2022, Teekay Tankers was in compliance with all covenants in respect of its obligations related to finance leases. The weighted average interest rate on Teekay Tankers’ obligations related to finance leases as at December 31, 2022 was 7.2% (December 31, 2021 – 4.8%).

As at December 31, 2022, Teekay Tankers' total remaining commitments related to financial liabilities of these vessels were approximately $695.2 million (December 31, 2021 – $364.6 million), including imputed interest of $158.7 million (December 31, 2021 – $68.8 million), repayable from 2023 through 2031, as indicated below:

Commitments
December 31, 2022
Year	$
2023	97,806
2024	94,304
2025	90,541
2026	86,909
2027	83,276
Thereafter	242,328